AMENDMENT NO. 2
to
Terms of Employment
of
Blaine Robinson
with
CONCORD CAMERA CORP.

AMENDMENT NO. 2, dated April 1, 2006, to Terms of Employment having an Effective Date of February 11, 2003, as heretofore amended (as amended, the “Agreement”) by and between CONCORD CAMERA CORP. (the “Company”) and Blaine Robinson (the “employee”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the Agreement is hereby amended as follows:

1.	In Section 5, Compensation, the salary amount is increased to $175,000 per annum.

Car Allowance : the car allowance is increased to $750 per month.

2.	This Amendment No. 2 is effective February 11, 2005. Except as hereby amended, the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

Accepted and Agreed:		Accepted and Agreed:

EMPLOYEE:		CONCORD CAMERA CORP.

/s/ Blaine Robinson	By:	/s/ Ira B. Lampert
Blaine Robinson		Ira B. Lampert
Chairman, CEO and President